Q3 2021 Earnings Presentation November 4, 2021 Exhibit 99.2

Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements 2 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

ACI Delivers Mission-Critical Payment Solutions We combine our global footprint with local presence to drive the real-time digital transformation of payments and commerce. ACI Worldwide is a global software company that provides mission-critical real-time payment software to corporations. Customers use our proven, scalable and secure solutions to: Process and manage digital payments Enable omni-commerce payments Present and process bill payments Manage fraud and risk Confidential 3

Three-Pillar Strategy Re-Cap 4 Fit for Growth Focused on Growth Step-Change Value Creation We are organized and operating with a strong focus on growth by: • Adopting a simpler, flatter and more agile organizational structure • Building a powerful, best-in-class sales engine • Fewer layers between business leaders and customers We are focusing investments on the biggest growth opportunities and continuing to accelerate the digital transformation of payments by: • Increasing investment in real-time payments, global merchants and emerging markets • Protecting and growing our issuing, acquiring and bill payment businesses We continue to build on our successful history of mergers and acquisitions by: • Driving inorganic value creation through acquisitions and divestitures aligned with our areas of focus and overall strategy

3Q Results Highlights 5 3Q Results Segment Results Balance Sheet Recurring revenue $245M, +1% from Q3 2020 Net new ARR growth of 50% Total revenue $317M, up slightly from Q3 2020 Banking recurring revenue +2% Merchant recurring revenue +11% Biller recurring revenue -2%, impacted by tax payment deadline changes $141M cash balance Credit facility of $500M, Repaid $35M of debt in 3Q $1.1B debt • Net debt ratio of 2.8x • On track to achieve 2021YE net debt ratio of 2.5x Adjusted EBITDA of $74M, down from Q3 2020, due to mix

FY2021 Guidance 99% of FY 2021 revenue guidance already signed 6 Increasing 2021 Revenue Guidance Expect the high end of 2021 adjusted EBITDA guidance Revenue estimated at $1.355B - $1.360B Adjusted EBITDA estimated at $380M - $385M Up from $1.335B to $1.345B Up from $375M - $385M Expect to achieve Rule of 40 in 2021 for the first time Score of 42%

2021 Quarter 3: Key Wins Across the World 7 North and Latin America Africa Middle East Asia Banks & Intermediaries Europe Merchant Biller Traction in mature and emerging markets

2021: Recognition + Patent in the Quarter Leading global industry research firms recognize ACI’s solutions leadership 8 Best-in-Class Ranking 2021 Aite Matrix: Leading U.S. Cash Management Vendors 3 Juniper Research Awards Future Digital Awards 2021 Fintech & Payment Technology Leader Quadrant Knowledge Solutions Leader in Corporate Digital Banking Platforms Celent Incremental Learning Technology – Full Patent Approval

10 Three Months Ended September 30, Nine Months Ended September 30, Recurring Revenue (millions) 2021 2020 2021 2020 SaaS and PaaS fees $ 191.5 $ 190.4 $ 583.5 $ 563.9 Maintenance fees 53.5 53.0 159.1 159.1 Recurring Revenue $ 245.0 $ 243.4 $ 742.6 $ 723.0 Three Months Ended September 30, Nine Months Ended September 30, Annual Recurring Revenue (ARR) Bookings (millions) 2021 2020 2021 2020 ARR Bookings $ 22.4 $ 15.0 $ 49.7 $ 49.9 Supplemental Financial Data

11 Adjusted EBITDA (millions) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Net income $ 13.8 $ 15.9 $ 18.3 $ 5.5 Plus: Income tax expense 4.7 6.7 2.3 1.7 Net interest expense 8.4 10.0 25.4 35.5 Net other (income) expense 1.1 (1.4) 1.0 6.4 Depreciation expense 5.1 6.3 15.9 18.0 Amortization expense 28.2 29.2 84.5 87.0 Non-cash stock-based compensation expense 6.4 8.1 20.8 22.9 Adjusted EBITDA before significant transaction-related expenses 67.7 74.8 168.2 177.0 Significant transaction-related expenses: Employee related 4.4 8.0 8.1 16.2 Facility closures — 1.9 — 3.7 Other 1.6 2.4 2.5 5.9 Adjusted EBITDA $ 73.7 $ 87.1 $ 178.8 $ 202.8 Revenue, net of interchange Revenue $ 316.9 $ 315.9 $ 903.8 $ 907.3 Interchange 87.8 88.2 262.6 251.8 Revenue, net of interchange $ 229.1 $ 227.7 $ 641.2 $ 655.5 Net Adjusted EBITDA Margin 32% 38% 28% 31 % Supplemental Financial Data

12 Segment Information (millions) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Revenue Banks $ 131.7 $ 125.7 $ 341.7 $ 356.9 Merchants 39.0 40.8 115.1 109.9 Billers 146.2 149.4 447.0 440.5 Total Revenue $ 316.9 $ 315.9 $ 903.8 $ 907.3 Recurring Revenue Banks $ 63.6 $ 62.2 $ 189.6 $ 187.0 Merchants 35.2 31.7 106.0 95.5 Billers 146.2 149.5 446.9 440.4 Total Recurring Revenue $ 245.0 $ 243.4 $ 742.6 $ 723.0 Segment Adjusted EBITDA Banks $ 67.6 $ 71.7 $ 159.3 $ 182.5 Merchants 14.2 19.0 42.0 38.2 Billers 32.0 33.9 100.6 98.4 Supplemental Financial Data

13 EPS Impact of Non-cash and Significant Transaction-related Items (millions) Three Months Ended September 30, 2021 2020 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.12 $ 13.8 $ 0.13 $ 15.9 Adjusted for: Significant transaction-related expenses 0.04 4.5 0.08 9.3 Amortization of acquisition-related intangibles 0.06 7.0 0.06 7.1 Amortization of acquisition-related software 0.05 6.0 0.07 8.2 Non-cash stock-based compensation 0.04 4.8 0.05 6.1 Total adjustments 0.19 22.3 0.26 30.7 Diluted EPS adjusted for non-cash and significant transaction- related items $ 0.31 $ 36.1 $ 0.39 $ 46.6 EPS Impact of Non-cash and Significant Transaction-related Items (millions) Nine Months Ended September 30, 2021 2020 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.15 $ 18.3 $ 0.05 $ 5.5 Adjusted for: Significant transaction-related expenses 0.07 8.0 0.17 19.7 Amortization of acquisition-related intangibles 0.18 21.1 0.18 21.1 Amortization of acquisition-related software 0.16 19.1 0.21 24.3 Non-cash stock-based compensation 0.13 15.8 0.15 17.4 Total adjustments 0.54 64.0 0.71 82.5 Diluted EPS adjusted for non-cash and significant transaction- related items $ 0.69 $ 82.3 $ 0.76 $ 88.0 Supplemental Financial Data

14 To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: • Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). • Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). • Diluted EPS adjusted for non-cash and significant transaction related items: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Diluted EPS adjusted for non-cash and significant transaction related items should be considered in addition to, rather than as a substitute for, diluted EPS. • Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. Non-GAAP Financial Measures

15 This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding (i) expectations to achieve the Rule of 40 in 2021, (ii) expectations that 99% of full-year 2021 projected revenue already signed, (iii) expectations to achieve 2021YE net debt ratio of 2.5x, and (iv) expectations regarding full year 2021 revenue and adjusted EBITDA guidance. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, the COVID-19 pandemic, increased competition, business interruptions or failure of our information technology and communication systems, may be subjected to security breaches or viruses, our ability to attract and retain senior management personnel and skilled technical employees, new members of senior management coupled with our headquarters relocation, future acquisitions, strategic partnerships and investments, integration of and achieving benefits from the Speedpay acquisition, implementation and success of our new Three Pillar strategy, impact if we convert some or all on-premise licenses from fixed-term to subscription model, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, complex regulations applicable to our payments business, our compliance with privacy regulations, exposure to unknown tax liabilities, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue- generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, potential adverse effects from the impending replacement of LIBOR, events outside of our control including natural disasters, wars, and outbreaks of disease. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Forward Looking Statements